Exhibit 99.1
AMENDMENT NO. 5 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT is dated as of March 7, 2006 (this “Amendment”) among the following:
     (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the “Company”);
     (ii) the Foreign Subsidiary Borrowers party to the Credit Agreement, as hereinafter defined;
     (iii) the Lenders party to the Credit Agreement; and
     (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Collateral Agent and the Administrative Agent under the Credit Agreement (in such latter capacity, the “Administrative Agent”).
     PRELIMINARY STATEMENTS:
     (1) The Company, the Foreign Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein having the meanings provided in the Credit Agreement).
     (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.
     NOW, THEREFORE, the parties hereby agree as follows:
     Section 1 Amendments.
          1.1 Amendment to Section 1.1 — Deletion of Certain Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Fixed Charge Coverage Ratio”.
          1.2 Amendment to Section 1.1 — Addition of Certain Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
          “Borrowing Base” shall mean as of any date an amount equal to the sum of
     (i) 85% of Eligible Domestic Receivables,
     (ii) the lesser of (x) $10,000,000, or (y) 50% of Eligible Foreign Receivables,
     (iii) 60% of Eligible Domestic Inventory,

     (iv) the lesser of (x) $5,000,000, or (y) 20% of Eligible Foreign Inventory, and
     (v) Restricted Cash,
less any Reserve Amount then in effect, each as determined from time to time by the Administrative Agent and notified to the Company and the Lenders on the basis of applicable percentages, amounts and information shown in the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant hereto, provided that the dollar amounts and percentages set forth in this definition are subject to change (on not less than 30 days’ prior written notice to the Company) as determined by the Administrative Agent, in its good faith business judgment, to be appropriate from time to time as a result of a change in circumstances and the Administrative Agent shall promptly notify the Company and the Lenders of any such change; and provided further that if a Borrowing Base Certificate has not been timely delivered to the Administrative Agent pursuant to section 8.1(l) with respect to the preceding calendar month, the Administrative Agent may, in its sole discretion, upon notice to the Company and the Lenders, reduce any of the above percentages until the Business Day following the date such Borrowing Base Certificate is actually delivered to the Administrative Agent; provided, however, once such Borrowing Base Certificate is actually delivered to the Administrative Agent all of the above percentages, if so reduced, shall again be as set forth above on the first Business Day following such delivery.         .
          “Borrowing Base Certificate” shall have the meaning specified in section 8.1(l).
          “Borrowing Base Effective Period” means any time during which the sum of (i) the aggregate outstanding principal amount of Revolving Loans plus (ii) the aggregate outstanding principal amount of Swing Line Loans and Foreign Swing Line Loans plus (iii) the aggregate amount of Letter of Credit Outstandings, exceeds $20,000,000.
          “Borrowing Base Termination Date” means June 30, 2007.
          “Eligible Domestic Inventory” shall mean the lesser of the fair market value, or the gross book value less any applicable reserves for shrinkage, obsolescence or slow-moving goods (determined in accordance with GAAP), of the raw materials, work-in-progress and finished goods inventory owned by the Company or by any of its Domestic Subsidiaries which is a party to the Security Agreement, valued on a first-in-first-out basis (before deduction of LIFO reserve), provided that no inventory shall be considered Eligible Domestic Inventory, unless it is:
     (i) subject to a first priority perfected security interest in favor of the Collateral Agent created pursuant to any of the Security Documents;
     (ii) in conformity in all material respects with (A) all standards imposed by any governmental agency or authority, and (B) all representations, warranties and covenants with respect to inventory contained in this Agreement or any of the other Credit Documents;

     (iii) in the case of finished goods, in good and saleable condition (as determined in accordance with GAAP and any applicable legal requirements;
     (iv) located in the United States or in transit to or from the United States; and
     (v) not subject to any claim which a supplier or other creditor of the Company or any Subsidiary has asserted which might have priority over the security interest of the Collateral Agent granted pursuant to any of the Security Documents;
provided, further, that in no event shall Inventory in excess of $10,000,000 located at any location leased by the Company or one of its Subsidiaries for which a landlord waiver or similar agreement acceptable to the Administrative Agent has not been obtained in favor of the Administrative Agent be considered “Eligible Domestic Inventory”. No Eligible Foreign Inventory shall in any event constitute Eligible Domestic Inventory.
          “Eligible Domestic Receivables” shall mean the gross outstanding balance, less all financial charges, late fees and other fees which are unearned, and less reserves for doubtful accounts determined in accordance with GAAP, of trade accounts receivable arising out of sales of goods or performance of services, in the ordinary course of business, by the Company or any of its Domestic Subsidiaries which is a party to the Security Agreement, provided that no account will be treated as an Eligible Domestic Receivable if:
     (i) it is not subject to a first priority perfected security interest in favor of the Collateral Agent created pursuant to any of the Security Documents;
     (ii) the account debtor has disputed liability on the account, or asserted any claim against the Company or any of its Subsidiaries, to the extent of the amount of the claim or the amount in dispute;
     (iii) it has remained unpaid for a period exceeding 90 days after the due date of the invoice therefor, or the date the related goods are shipped or delivered, if earlier;
     (iv) the account debtor is an Affiliate of the Company or any of its Subsidiaries;
     (v) the Company or any of its Domestic Subsidiaries, in order to be entitled to collect the account, is required to perform any additional substantial service for, or perform or incur any additional obligation to, the account debtor;
     (vi) the account debtor has filed a petition for relief under the Bankruptcy Code (or similar action under any successor law), made a general assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code (or similar action under any successor law), failed or suspended business operations, is or becomes insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

     (vii) the account is an account of the United States Government, the government of any state of the United States or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, unless the Collateral Agent has perfected a first priority security interest in such account, subject to compliance with the Assignment of Claims Act of 1940, as amended, or other similar applicable laws or regulations.
No Eligible Foreign Receivables shall in any event constitute Eligible Domestic Receivables.
          “Eligible Foreign Inventory” shall mean the lesser of the fair market value, or the gross book value less any applicable reserves for shrinkage, obsolescence or slow-moving goods (determined in accordance with GAAP), of the raw materials, work-in-progress and finished goods inventory owned by any of the Foreign Subsidiaries of the Company, valued on a first-in-first-out basis (before deduction of LIFO reserve), provided that no inventory shall be considered Eligible Foreign Inventory, unless it is:
     (i) either (A) subject to a first priority perfected security interest in favor of the Collateral Agent created pursuant to any of the Security Documents, or (B) free of any security interest or Lien securing any Indebtedness;
     (ii) in conformity in all material respects with (A) all standards imposed by any governmental agency or authority, and (B) all representations, warranties and covenants with respect to inventory contained in this Agreement or any of the other Credit Documents;
     (iii) in the case of finished goods, in good and saleable condition (as determined in accordance with GAAP and any applicable legal requirements);
     (iv) located outside the United States or in transit to or from a location outside the United States; and
     (v) not subject to any claim which a supplier or other creditor of the Company or any Subsidiary has asserted with respect thereto.
provided, further, that in no event shall Inventory in excess of $10,000,000 located at any location leased by the Company or one of its Subsidiaries for which a landlord waiver or similar agreement acceptable to the Administrative Agent has not been obtained in favor of the Administrative Agent be considered “Eligible Foreign Inventory”.
          “Eligible Foreign Receivables” shall mean the gross outstanding balance, less all financial charges, late fees and other fees which are unearned, and less reserves for doubtful accounts determined in accordance with GAAP, of trade accounts receivable arising out of sales of goods or performance of services, in the ordinary course of business, by any of the Foreign Subsidiaries of the Company, provided that no account will be treated as an Eligible Foreign Receivable if:
     (i) it is not either (A) subject to a first priority perfected security interest in favor of the Collateral Agent created pursuant to any of the Security Documents, or (B) free of any security interest or Lien securing any Indebtedness;

     (ii) the account debtor has disputed liability on the account, or asserted any claim against the Company or any of its Subsidiaries, to the extent of the amount of the claim or the amount in dispute;
     (iii) it has remained unpaid for a period exceeding 90 days after the due date of the invoice therefor, or the date the related goods are shipped or delivered, if earlier;
     (iv) the account debtor is an Affiliate of the Company or any of its Subsidiaries;
     (v) the Foreign Subsidiary, in order to be entitled to collect the account, is required to perform any additional substantial service for, or perform or incur any additional obligation to, the account debtor; or
     (vi) the account debtor has filed a petition for relief under the Bankruptcy Code (or similar action under any successor law), made a general assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code (or similar action under any successor law), failed or suspended business operations, is or becomes insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs.
     “Reserve Amount” means an amount, if any, determined in each case by the Administrative Agent, in its good faith business judgment as a result of a change in circumstances, as a reserve against Collateral values for potential or anticipated obligations of the Company and its Subsidiaries, including, without limitation, (i) tax liabilities and other obligations owing to governmental entities, (ii) litigation liabilities, (iii) environmental liabilities, and (iv) the anticipated costs and expenses relating to the liquidation of Collateral, determined by the Administrative Agent, in its good faith business judgment, to have a reasonable likelihood of becoming actual obligations of the Company or its Subsidiaries, except to the extent of any reserves for such obligations reflected in the Company’s applicable financial statements. The Administrative Agent shall provide the Company with notice of such reserve 10 days prior to instituting the reserve, during which time the Company may provide the Administrative Agent with information rebutting the change in circumstances giving rise to the reserve.
     “Restricted Cash” shall mean cash on deposit with the Administrative Agent in a deposit account under the control of the Administrative Agent from which the Company shall have no right to make withdrawals during a Borrowing Base Effective Period without the approval and consent of the Administrative Agent.
          1.3 Amendment to Section 2.1(c) — Swing Line Facility. Section 2.1(c) of the Credit Agreement is hereby amended by adding the sentence “In addition, no Swing Line Loans or Foreign Swing Loans shall be incurred at any time if after giving effect thereto the Borrowers would be required to prepay Loans in accordance with section 5.2(b), (e) or (f)” immediately after the last sentence thereof.
          1.4 Amendment to Section 3.1(b) — Letters of Credit. Section 3.1(b) of the Credit Agreement is hereby amended by replacing the phrase “or (y) when added to the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding, an amount equal to the Total Revolving Commitment at such time” with the phrase “or (y) when added to the aggregate principal amount of all Revolving Loans and Swing Line Loans and Foreign Swing Loans then outstanding, an amount equal to the lesser of (A) the Total Revolving Commitment at such time or (B) if a Borrowing Base Effective Period is then in existence and the Borrowing Base Termination Date shall not have occurred, the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate”.
          1.5 Amendment to Section 4.2 — Voluntary Termination/Reduction of Commitments. Section 4.2(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     (c) partially and permanently reduce the Unutilized Total Revolving Commitment, provided that (i) any such reduction shall apply to proportionately and permanently reduce the Revolving Commitment of each of the Lenders; (ii) any partial reduction of the Unutilized Total Revolving Commitment pursuant to this section 4.2(c) shall be in the amount of at least $10,000,000 (or, if greater, in integral multiples of $1,000,000); and (iii) after giving effect to any such partial reduction of the Unutilized Total Revolving Commitment, (A) the Unutilized Total Revolving Commitment then in effect shall exceed the then aggregate outstanding principal amount of the Term Loans by at least $10,000,000, and (B) unless the Borrowing Base Termination Date shall have occurred, the Company could then immediately incur, in compliance with the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate, and in compliance with the applicable provisions of this Agreement, at least $5,000,000 in the principal amount of additional Revolving Loans; and/or
          1.6 Amendment to Section 5.1- Voluntary Payments. Section 5.1(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     (e) no prepayment of any Term Loans pursuant to this section 5.1 shall be made if after giving effect thereto and any Revolving Borrowings made in connection therewith (i) the Unutilized Total Revolving Commitment would not be at least $20,000,000, or (ii) if a Borrowing Base Effective Period is then in existence and such prepayment is made prior to the Borrowing Base Termination Date, the Company could not immediately incur at least $5,000,000 in the principal amount of additional Revolving Loans in compliance with the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate, or in compliance with the applicable provisions of this Agreement;
          1.7 Amendment to Sections 5.2(b), (e) and (f) — Scheduled Repayments and Mandatory Prepayments. Sections 5.2(b), (e) and (f) of the Credit Agreement are hereby amended and restated in their entirety, respectively, as follows:
     (b) Mandatory Prepayment of Revolving Loans, etc. if Outstanding Revolving Loans, Swing Line Loans and Letter of Credit Outstandings Exceed Total Revolving Commitment or Borrowing Base. If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of Revolving Loans plus (ii) the aggregate outstanding principal amount of Swing Line Loans and Foreign Swing Line Loans plus (iii) the aggregate amount of Letter of Credit Outstandings, exceeds (x) the Total Revolving Commitment as then in effect, or (y) if a Borrowing Base Period is then in existence and the Borrowing Base Termination Date shall not have occurred, the lesser of the Total Revolving Commitment as then in effect or the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate, the Borrowers shall prepay on such date that principal amount of Revolving Loans and, after Revolving Loans have been paid in full, Unpaid Drawings, in an aggregate amount at least equal to such excess and conforming in the case of partial prepayments of Revolving Loans to the requirements as to the amounts of partial prepayments of Loans which are contained in section 5.1. If, after giving effect to the prepayment of Swing Line Loans and Foreign Swing Line Loans, Revolving Loans and Unpaid Drawings, the aggregate amount of Letter of Credit Outstandings exceeds (A) the Total Revolving Commitment as then in effect, or (B) if a Borrowing Base Effective Period is then in existence and the Borrowing Base Termination Date shall not have occurred, the lesser of the Total Revolving Commitment as then in effect or the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate, the Borrowers shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess and the Administrative Agent shall hold such payment as security for the reimbursement obligations of the Company hereunder in respect of Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Company (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Company until the proceeds are applied to the secured obligations).
     (e) Mandatory Prepayment—If Swing Line Loans and Foreign Swing Line Loans Exceed Unutilized Total Revolving Commitment or Borrowing Base. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Loans and Foreign Swing Line Loans exceeds (i) the Unutilized Total Revolving Commitment as then in effect, or (ii) if a Borrowing Base Period is then in existence and the Borrowing Base Termination Date shall not have occurred, the lesser of the Unutilized Total Revolving Commitment as then in effect or the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate, the Company shall prepay on such date Swing Line Loans and/or Foreign Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Swing Line Loans and/or Foreign Swing Line Loans to the requirements as to the amounts of partial prepayments which are contained in section 5.1.
     (f) Mandatory Prepayment—If Swing Line Loans Exceed Swing Line Commitment or Foreign Swing Line Loans Exceed Foreign Swing Line Commitment or Borrowing Base. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Loans exceeds (i) the Swing Line Commitment as then in effect or (ii) if a Borrowing Base Period is then in existence and the Borrowing Base Termination Date shall not have occurred, the lesser of the Swing Line Commitment as then in effect or the current Borrowing Base then in effect as set forth in the most recently delivered Borrowing Base Certificate, the Company shall prepay on such date Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Loans to the requirements as to the amounts of partial prepayments which are contained in section 5.1. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Foreign Swing Line Loans exceeds the Foreign Swing Line Commitment as then in effect, the Company shall prepay on such date Foreign Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Loans to the requirements as to the amounts of partial prepayments which are contained in section 5.1.

          1.8 Amendment to Section 6.2 — Conditions Precedent to All Credit Events. Section 6.2 of the Credit Agreement is hereby amended to add a new subpart (d) thereto as follows:
     (d) Borrowing Base Effective Period. In the case of a requested Credit Event the effect of which would result in a Borrowing Base Effective Period prior to the Borrowing Base Termination Date, the Administrative Agent shall have received a Borrowing Base Certificate meeting the requirements of section 8.1(l), which Borrowing Base Certificate indicates that, immediately after the occurrence of such Credit Event, no prepayment of Loans would be required under section 5.2(b), (e) or (f); provided, however, that if the Company has delivered a Borrowing Base Certificate to the Administrative Agent pursuant to section 8.1(l) for the most recent month ended or otherwise within the 30 day period immediately prior to the date of such Credit Event, then an additional Borrowing Base Certificate shall not be required on the date of such Credit Event under this section 6.2(d).
          1.9 Amendment to Section 8.1(d) — Budgets and Forecasts. Section 8.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (d) Budgets and Forecasts. Not later than 30 days prior to the commencement of any fiscal year of the Company and its Subsidiaries (or, in the case of the 2007 and 2008 fiscal years, not later than February 15, 2007 and February 15, 2008, respectively), a consolidated budget in reasonable detail for each of the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of the Company) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and capital expenditures of the Company and its Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.
          1.10 Amendment to Section 8.1 (l) — Other Information. Section 8.1(l) of the Credit Agreement is hereby amended by re-lettering clause (l) as clause (m) and inserting a new clause (l) as follows:
     (l) Borrowing Base Certificates. During any Borrowing Base Effective Period prior to the Borrowing Base Termination Date, as soon as practicable and in any event within 30 days after the end of each calendar month, (i) a written report, reasonably satisfactory in form and scope to the Administrative Agent, as to the inventory and accounts receivable of the Company and its Subsidiaries, setting forth the type, amount, value, location and aging of the Company’s and such Subsidiaries’ inventory and accounts receivable as of the end of such month, and (ii) a Borrowing Base certificate as to such inventory and accounts receivable in form and scope reasonably satisfactory to the Administrative Agent (a “Borrowing Base Certificate”) relating to the calendar month just ended. In addition, the Company shall deliver at least one Borrowing Base Certificate to the Administrative Agent and the Lenders on or before June 30, 2006.
          1.11 Amendment to Section 9.4(d) — Foreign Subsidiary Borrowings and Capitalized Lease Obligations. Section 9.4(d) of the Credit Agreement is hereby amended by replacing “$25,000,000” with “$40,000,000”.

          1.12 Amendment to Section 9.7 — Leverage Ratio. Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     9.7. Leverage Ratio. The Company will not at any time permit its Leverage Ratio for any Testing Period to exceed the ratio specified below:

Testing Period	Ratio

June 30, 2002	5.00 to 1.00
September 30, 2002	4.75 to 1.00
December 31, 2002	4.50 to 1.00
March 31, 2003	4.50 to 1.00
June 30, 2003	4.50 to 1.00
September 30, 2003	4.25 to 1.00
December 31, 2003	3.85 to 1.00
March 31, 2004	3.75 to 1.00
June 30, 2004	3.75 to 1.00
September 30, 2004	3.50 to 1.00
December 31, 2004	3.25 to 1.00
March 31, 2005	3.25 to 1.00
June 30, 2005	3.25 to 1.00
September 30, 2005	4.25 to 1.00
December 31, 2005	4.25 to 1.00
March 31, 2006	5.75 to 1.00
June 30, 2006	5.75 to 1.00
September 30, 2006	5.75 to 1.00
December 31, 2006	5.00 to 1.00
March 31, 2007	5.00 to 1.00
June 30, 2007	5.00 to 1.00
September 30, 2007 and thereafter	4.00 to 1.00
          1.13 Amendment to Section 9.8 — Interest Coverage Ratio. Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     9.8 Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio for any Testing Period to be less than 1.50 to 1.00.
          1.14 Amendment to Section 9.9 — Fixed Charge Coverage Ratio. Section 9.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     9.9 [Reserved.]
          1.15 Amendment to Section 9.11 — Consolidated Capital Expenditures. Section 9.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     9.11 Consolidated Capital Expenditures. The Company will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal year of the Company in excess of the amount specified below, except that in the event actual Consolidated Capital Expenditures for any fiscal year are less than such amount, 50% of the difference may be carried over to the next fiscal year, but not any subsequent fiscal year:

Fiscal Year	Amount

2002	$30,000,000
2003	$37,500,000
2004	$32,000,000
2005	$29,500,000
2006 and each fiscal year thereafter	$37,000,000
          1.16 Amendment to Section 9.12 — Certain Leases. Section 9.12 of the Credit Agreement is hereby amended by replacing “$10,000,000” with “$15,000,000”.
          1.17 Amendment to Section 9.14 — Prepayments and Refinancing of Other Debt, etc. Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     9.14 Prepayments and Refinancings of Other Debt, etc. The Company will not, and will not permit any of its Subsidiaries to, make (or give any notice in respect thereof) any voluntary or optional prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any Indebtedness of the Company or its Subsidiaries which has an outstanding principal balance (or Capitalized Lease Obligation, in the case of a Capital Lease) greater than $3,000,000 (other than the Obligations and intercompany loans and advances among the Company and its Subsidiaries); provided that (i) the Company or any Subsidiary may prepay any such Indebtedness which is Existing Indebtedness in connection with a refinancing thereof effected in accordance with section 9.4(c), (ii) any Foreign Subsidiary may prepay any such Indebtedness owed by it to banks or other financial institutions in connection with a refinancing thereof effected with other banks or financial institutions in accordance with section 9.4(d) and (iii) the Company may repay, prepay, redeem or acquire for value any of its Public Notes provided that (A) immediately prior thereto Consolidated EBITDA of the Company shall have been greater than $65,000,000 for the most recent Testing Period and (B) before and after giving effect thereto (x) the Company shall be in compliance with the financial covenants set forth in Sections 9.7 and 9.8 of this Agreement, (y) no Default or Event of Default shall have occurred and be continuing, (z) the Company shall have at least $20,000,000 of availability under the Borrowing Base then in effect and Unutilized Total Revolving Commitments as then in effect of at least $20,000,000.
     Section 2 Representations and Warranties.
     The Company represents and warrants as follows:
          2.1 Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by a duly authorized officer of the Company, and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          2.2 Representations and Warranties. The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.
          2.3 No Event of Default. Upon giving effect to this Amendment, no Default or Event of Default exists or hereafter will begin to exist.
          2.4 Compliance. Each Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.
          2.5 No Claims. No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.
Section 3 Ratifications.
     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
     Section 4 Binding Effect.
     This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), subject to the satisfaction of the following conditions:
     (a) the Company, each other Borrower (if any), the Administrative Agent and the Required Lenders shall have delivered an executed counterpart of this Amendment to the Administrative Agent;
     (b) the Company shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment;
     (c) the representations and warranties of the Company made herein shall be true and correct on and as of the date hereof;
     (d) the Company, each other Borrower (if any) and each Subsidiary Guarantor shall have delivered a certificate of its secretary or assistant secretary certifying the incumbency of its officers authorized to execute and deliver this amendment;
     (e) the Company shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith;
     (f) the Company shall have paid to the Administrative Agent for the benefit of itself and the Lenders approving this Amendment an amendment fee of 12.5 basis points on each such approving Lender’s Revolving Commitment; and

     (g) the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.
     Section 5 Miscellaneous.
          5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
          5.2 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
          5.3 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
          5.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio without regard to conflicts of law provisions.
          5.5 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
          5.6 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.
          5.7 Waiver of Claims. The Company, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any Credit Party of which the Company is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
          5.8 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.
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          5.9 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STONERIDGE, INC.

By:	/s/ George E. Strickler

Name:	George E. Strickler

Title:	Executive Vice President and Chief

Financial Officer

NATIONAL CITY BANK, as a Lender and the Administrative Agent

By:	/s/ Marguerite Burtzlaff

Name:	Marguerite Burtzlaff

Title:	Senior Vice President

[ADDITIONAL SIGNATURE PAGES FOLLOW]
Signature Page to Amendment No. 5 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Christine C. Geneer

Name:	Christine C. Geneer

Title:	Vice President

Signature Page to Amendment No. 5 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

FIFTH THIRD BANK

By:	/s/ R.C. Lanctot

Name:	Roy C. Lanctot

Title:	Vice President

Signature Page to Amendment No. 5 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Lana Gifas

Name:	Lana Gifas

Title:	Vice President

By:	/s/ Carin M. Keegan

Name:	Carin M. Keegan

Title:	Vice President

Signature Page to Amendment No. 5 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph G. Moran

Name:	Joseph G. Moran

Title:	Managing Director

Signature Page to Amendment No. 5 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

COMERICA BANK

By:	/s/ Scott M. Kowalski

Name:	Scott M. Kowalski

Title:	Assistant Vice President

Signature Page to Amendment No. 5 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

GUARANTOR ACKNOWLEDGMENT
     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 5 to the Credit Agreement. Each of the undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.
     Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the respective directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

STONERIDGE CONTROL DEVICES, INC.		STONERIDGE ELECTRONICS, INC.

By:	/s/ George E. Strickler	By:	/s/ George E. Strickler

Name:	George E. Strickler	Name:	George E. Strickler

Title:	Executive Vice President and Chief	Title:	Executive Vice President and Chief

	Financial Officer		Financial Officer

STONERIDGE, INC.
as a Borrower
THE FOREIGN SUBSIDIARY BORROWERS
party thereto
THE LENDERS NAMED THEREIN
as Lenders
NATIONAL CITY BANK
as a Lender, a Joint Lead Arranger
the Administrative Agent and the Collateral Agent
DEUTSCHE BANK SECURITIES, INC.
as a Joint Lead Arranger
COMERICA BANK and
PNC BANK, NATIONAL ASSOCIATION
as the Co-Documentation Agents

AMENDMENT NO. 5
dated as of March 7, 2006
to
the CREDIT AGREEMENT,
dated as of
May 1, 2002